UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                                June 12, 2008

PETROLEUM DEVELOPMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-7246	95-2636730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Genesis Boulevard Bridgeport, West Virginia	26330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (304) 842-3597

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On June 12, 2008, the Petroleum Development Corporation (the “Company”) board of directors adopted a policy regarding designation of preferred stock. At the upcoming annual meeting of the Company’s shareholders to be held on June 23, 2008, shareholders are being asked to approve Proposal No. 2, an amendment and restatement of the Company’s Articles of Incorporation to: (1) increase the number of authorized shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), from 50,000,000 shares to 100,000,000 shares and (2) authorize the Company to issue up to 50,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s board of directors from time to time.

In order to address concerns regarding the use of the Preferred Stock, the Company’s board of directors has adopted a policy requiring that, unless approved by a vote of the shareholders, any designation of Preferred Stock in connection with the adoption of a shareholder rights plan include provisions effecting the termination of that plan within one year. The policy also requires that other uses of Preferred Stock be limited to bona fide capital raising or business acquisition transactions.

As disclosed in the proxy statement distributed in connection with the upcoming annual meeting of shareholders, the Company has no current plans to issue Preferred Stock. Rather, this proposal to approve the creation of Preferred Stock is designed to provide the Company’s board of directors with the flexibility to issue such Preferred Stock, should they, at some time in the future, determine that such measures are necessary or desirable. Shareholders and other investors are urged to read the proxy statement, which contains important information that should be read carefully before any decision is made with respect to all proposals, including the proposal to approve the creation of the Preferred Stock.

Safe Harbor Statement

This report contains “forward-looking statements,” including statements regarding the annual meeting of shareholders and the use of Preferred Stock. These forward-looking statements are based on the Company’s current expectations, management’s beliefs and certain assumptions made by management. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements speak only as of the date hereof and are based upon the information available to the Company at this time. Such information is subject to change, and the Company will not necessarily inform you of such changes. These statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that are difficult to predict.

Relevant risks and uncertainties include those referenced in the Company’s filings with the U.S. Securities and Exchange Commission, including, without limitation, its most recent Annual Report on Form 10−K, its recent Quarterly Reports on Form 10-Q, its recent Current Reports on Form 8−K and its proxy statement for the annual meeting of shareholders to be held on June 23, 2008. These filings discuss important risk factors that could contribute to differences in or otherwise affect its business, results of operations and financial condition. These risks and uncertainties could cause actual results to differ materially and adversely from those expressed in or implied by the forward-looking statements, and should be carefully reviewed and considered. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date: June 13, 2008	By:	/s/ Richard W. McCullough
	Name:	Richard W. McCullough
	Title:	President and CFO